SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2001
MONONGAHELA POWER COMPANY (Exact name of registrant as specified in its charter)
Ohio (State or other jurisdiction of incorporation)	1-5164 (Commission File Number)	13-5229392 (IRS Employer Identification Number)
1310 Fairmont Avenue Fairmont, WV 26554 (Address of principal executive offices)
Registrant's telephone number, including area code:	(304) 366-3000

Item 5.  Other Events

            The exhibits to this Report listed in Item 7 below relate to Monongahela's Registration Statement on
            Form S-3, No. 333-38484.

Item 7.  Financial Statements, Pro Form Financial Information and Exhibits

            4(a)     Eightieth Supplemental Indenture dated as of October 1, 2001, Supplemental to First Mortgage, dated as of August 1,1945.

            12(a)   Statement re: computation of ratio of earnings to fixed charges.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: October 2, 2001	Monongahela Power Company By: /s/ Thomas K. Henderson Name: Thomas K. Henderson Title: Vice President

INDEX TO EXHIBITS
Item No. Exhibits 4(a) Eightieth Supplemental Indenture dated as of October 1, 2001, Supplemental to First Mortgage, dated as of August 1,1945. 12(a) Statement re computation of ratios.